Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
August, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.8975%


Excess Protection Level
   3 Month Average   5.95%
     August, 1998   6.84%
     July, 1998   5.95%
     June, 1998   5.06%



Cash Yield                                              19.76%


Investor Charge Offs                                     5.22%


Base Rate                                                7.70%


Over 35 Day Delinquency                                  5.38%


Seller's Interest                                       34.20%


Total Payment Rate                                      11.54%


Total Principal Balance                                $4,533,862,562.46


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,550,529,229.1